LONGLEAF PARTNERS FUNDS ®
QUARTERLY REPORT
at September 30, 2005
PARTNERS FUND
INTERNATIONAL FUND
SMALL-CAP FUND

MANAGED BY:
SOUTHEASTERN ASSET MANAGEMENT, INC.
Memphis, TN

Cautionary Statement
One of Longleaf’s “Governing Principles” is that “we will communicate with our investment partners as candidly as possible,” because we believe our shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.
You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. This material must be preceded or accompanied by a Prospectus. Please read the Prospectus carefully for a discussion of fees, expenses, and risks. Current performance may be lower or higher than the performance quoted herein. You may obtain a current copy of the Prospectus or more current performance information by calling 1-800-445-9469 or at Longleaf’s website (www.longleafpartners.com).
The price-to-value ratio (P/V) is a calculation that compares the prices of the stocks in a portfolio to Southeastern’s appraisal of their intrinsic values. P/V represents a single data point about a Fund, and should not be construed as something more. We caution our shareholders not to give this calculation undue weight. P/V alone tells nothing about:

•	The quality of the businesses we own or the managements that run them;
•	The cash held in the portfolio and when that cash will be invested;
•	The range or distribution of individual P/V’s that comprise the average; and
•	The sources of and changes in the P/V.
When all of the above information is considered, the P/V ratio is a useful tool to gauge the attractiveness of a Fund’s potential opportunity. It does not, however, tell when that opportunity will be realized, nor does it guarantee that any particular company’s price will ever reach its value. We remind our shareholders who want to find a single silver bullet of information, that investments are rarely that simple. To the extent an investor considers P/V in assessing a Fund’s return opportunity, the limits of this tool should be considered along with other factors relevant to each investor.

(Intentionally Left Blank)

Longleaf Partners Funds
LETTER TO SHAREHOLDERS
TO OUR SHAREHOLDERS:
The Longleaf Partners Funds made meaningful headway during the third quarter as we found a number of new qualifying investments. Although the returns over the last three months and for the year-to-date do not yet reflect the improved positioning of the portfolios, we believe that we have made significant progress in establishing the building blocks for the next five to ten years of performance.
The Funds produced the following results:

	Year-to-Date	Third Quarter

Partners Fund	2.8%	3.9%
S&P 500 Index	2.8	3.6

International Fund	9.7	8.1
EAFE Index	9.1	10.4

Small-Cap Fund	6.1	1.5
Russell 2000 Index	3.4	4.7

Inflation plus 10%	12.0	4.7
For the first time in two-and-a-half years all three Funds have cash below 10%. Considering that in the last eighteen months each Fund reached almost 30% liquidity levels, this cash decline is dramatic. We bought five new companies across the three Funds during the quarter, and since the start of 2005, the total is ten. As a result of these new holdings, some fully priced sales, and growing values at most of our existing investments, the price-to-value ratios in the two domestic Funds have improved, and the International Fund has remained about the same while posting an almost 10% performance gain. Along with the new investments, the “on-deck” list of qualifying companies close to our required discount is as lengthy as it has been in recent memory, particularly in U.S. names. Because foreign markets have been much stronger than domestic markets in 2005, we are finding fewer significantly discounted stocks overseas, although several are in the queue of almost qualifying.
Most recently our research has led us to the type of companies we love to own but rarely have the opportunity to buy — high quality businesses with dominant market shares and entrenched brand names. These stocks are often large cap and very liquid. Their ability to generate free cash is tremendous and their value growth potential is clearly within our double-digit objective. No single cause accounts for the opportunity we are seeing today. The fact that many small and

Longleaf Partners Funds
LETTER TO SHAREHOLDERS
mid-sized companies have had a strong price run partially fueled by the excess capacity of private equity and buy-out funds has probably helped divert attention from some of the powerhouse names that are not perceived as takeover candidates. Whatever the cause, we are thrilled by the opportunity.
We are elated not only by the quality of our new investments, but also by the management teams we have gained as partners. Their operating records speak to their capabilities, and they have demonstrated their understanding of the importance of intelligent capital allocation in building shareholder value. These companies also feature significant insider ownership at the top.
The International Fund is the only one of the three Funds approaching our annual absolute return goal of inflation plus 10%. We are somewhat reluctant to hope for a price rally in the near future. Many of the management teams across all three Funds realize the wide discrepancy between their stock prices and corporate values and are actively repurchasing shares. The more shares that management buys at prices significantly discounted from intrinsic worth, the faster corporate value builds. As long as our corporate partners are aggressively buying back their shares, we are happy to have prices remain flat because the long-term payoff will be even greater. In addition to share repurchases, strong operating results at many companies we own are driving our appraisals north. This combination of material organic value growth and meaningful share repurchases should yield above average returns over the long run.
Given the progress we have made in replacing low-returning cash reserves with deeply discounted quality businesses, we are more optimistic about our portfolios than we have been in over two years. The quality names we own in each Fund, particularly with those added this year, are reminiscent of the “perma-holdings” description we coined in late 2002 — superior quality companies capable of earning above average cash returns on capital that will build corporate values at attractive rates for a long time.
Some have asked whether our diminished cash and increased on-deck list will allow the Funds to reopen. As long ago stated, the Small-Cap Fund will most likely never reopen. It is also unlikely that the Partners Fund will reopen given Southeastern’s concentrated style and big-cap U.S. assets under management. The International Fund will reopen when the opportunity universe exceeds cash reserves and the prospects for finding additional investments appear good. We are at least several new holdings away.
We thank you for your patience over the last two years as we have held more cash than any of us would have liked. That liquidity enabled us recently to purchase

Longleaf Partners Funds
LETTER TO SHAREHOLDERS
some compelling companies which should produce long-term results that far outweigh the minimal returns on cash. Each Fund has the capacity to own one or two more names or to buy more of existing investments. We will remain vigilant for both opportunities.
Sincerely,

O. Mason Hawkins, CFA Chairman & CEO Southeastern Asset Management, Inc.	G. Staley Cates, CFA President Southeastern Asset Management, Inc.

Partners Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and John Buford
Longleaf Partners Fund rose 3.9% in the quarter, bringing the year-to-date return to 2.8%. The S&P 500 Index rose 3.6% over the last three months and has posted 2.8% in 2005. The Fund’s results have fallen short of our absolute return goal of inflation plus 10%. Neither the strong value growth at our holdings nor the recent success at finding new investments is evident in these numbers.
In the quarter we added two positions, Dell and Anheuser-Busch, and began to buy a third. These recent purchases, combined with new positions in the second quarter as well as increased stakes in several existing holdings, dropped cash levels to 6% of the portfolio, down from 26% at the outset of 2005 and almost 16% in June. Replacing low-returning cash with investments offering high return potential is always a welcome prospect. Having had the liquidity to take advantage of these new investments served us well, even though we did not enjoy holding cash for so long.
Being more fully invested is only part of the story. As described in the initial Shareholder Letter of this report, the quality of the businesses we have been able to buy coupled with the caliber of management make us confident that waiting for qualifying stocks was the right decision. Both Dell and Anheuser-Busch have entrenched brand names, dominant market shares, and generous free cash flow. Top management at each owns a substantial stake and both are growing value by aggressively buying in shares at today’s depressed prices. Interestingly, the companies “on deck” that qualify qualitatively and are close on price, are of a similar ilk. We are glad to have more dry powder to take advantage of what we hope will emerge.
The stocks that drove the quarter’s positive performance are those that have contributed the most to 2005 results. Cemex’s 48% return this year and 23% in the quarter have only slightly outpaced the company’s rapid value growth. The integration of the RMC acquisition in England has produced results well beyond expectations. In addition, worldwide cement demand has continued to rise. Pioneer Natural Resources also has seen value growth in line with its strong stock price. The stock rose 31% in the quarter and 57% this year as the company has benefited from rising energy prices and very productive capital allocation. Aon has grown revenues as it moved past the overhang of Eliott Spitzer’s insurance industry scrutiny. Expectations about entering a “hard market” of higher insurance prices also have helped the outlook for this insurance broker. Our appraisal has grown at a double-digit rate this year, and the stock’s 28% return in the quarter helped make it one of the year’s top contributors. Lastly, NipponKoa has added to returns. The Japanese stock market has been particularly strong in partial recognition of positive trends discussed in the Longleaf Semi-Annual

Partners Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and John Buford
Report. Most notable has been the change in attitudes towards the Japanese non-life stocks. After nearly a decade of neglect, NipponKoa has become an investment darling because of its exposure to the Japanese stock market via its large equity portfolio. To the extent that Wall Street paid any attention to this stock over the past decade, analysts cited this same market exposure and the related “overcapitalization” of non-life balance sheets as reasons to avoid the non-life sector.
Several stocks detracted from the Fund’s third quarter return including Liberty, General Motors, and Yum! Brands. There were no new developments in the quarter to account for the declines and our appraisal of each business remained the same or grew slightly. The two primary stocks that have hurt Fund performance for the year, Level 3 and Disney, are actually in better shape today than at the outset of 2005. Disney’s value has grown at a double digit rate with ESPN’s ongoing dominance, theme park success, and improvements at the ABC network. The transition to Bob Iger as the company’s CEO should eliminate the distraction of outsiders maligning Michael Eisner. Hints of firmer prices in Level 3’s IP and Transport businesses have begun to show in the most recent quarter’s financials. In addition, Jim Crowe and the company’s competitors have begun to see better pricing. We have not adjusted our appraisal yet, but are encouraged by the positive signs.
The conversion of low-returning cash into deeply discounted equities along with substantial value growth at many of the Fund’s holdings has caused the price-to-value ratio (P/ V) of the Fund to drop to the mid-60%s. That P/V is a significant improvement from earlier this year and is below the Fund’s long-term average for the first time in several years. As large owners of the Fund, we are quite pleased with the portfolio today both in terms of its undervaluation and its high quality.

Partners Fund - PERFORMANCE HISTORY
AVERAGE ANNUAL RETURNS
for the periods ended September 30, 2005

	Partners	Inflation	S&P 500
	Fund	Plus 10%	Index

Year-to-Date	2.75%	11.97%	2.77%
One Year	10.08	14.69	12.25
Five Years	10.97	12.74	(1.49)
Ten Years	12.76	12.64	9.49
Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is shown with all dividends and distributions reinvested. This index is unmanaged and is not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation. Current performance may be lower or higher than the performance quoted. Please call 1-800-445-9469 or view Longleaf’s website (www.longleafpartners.com) for more current performance information.

Partners Fund - PORTFOLIO SUMMARY
TABLE OF PORTFOLIO HOLDINGS

		Net
		Assets

Common Stock		91.1%
Vivendi Universal, S.A.	6.8
Cemex S.A. de C.V.	6.7
Koninklijke Philips Electronics N.V.	6.3
Dell Inc.	5.7
The NipponKoa Insurance Company, Ltd.	5.5
Pioneer Natural Resources Company	5.4
Yum! Brands, Inc.	5.4
Aon Corporation	5.3
FedEx Corporation	5.2
The Walt Disney Corporation	5.0
General Motors Corporation	4.9
Comcast Corporation	4.7
The DIRECTV Group, Inc.	4.7
Liberty Media Corporation	4.4
Waste Management, Inc.	3.3
Telephone and Data Systems, Inc.	3.1
Anheuser-Busch Companies, Inc.	3.1
Level 3 Communications, Inc.	2.1
Knight-Ridder, Inc.	2.0
Discovery Holding Company	0.7
Diageo plc	0.6
Nestle S.A.	0.2
Corporate Bonds		2.3
Level 3 Communications, Inc.	2.3
Cash Reserves		6.3
Other Assets and Liabilities, net		0.3

		100.0%

PORTFOLIO CHANGES
January 1, 2005 through September 30, 2005

New Holdings	Eliminations

Anheuser-Busch Companies, Inc.	None
Dell Inc.
Discovery Holding Company – Class A
Level 3 Communications, Inc. 10%
Convertible Senior Notes due 5-1-11
Liberty Media Corporation – Class A
Nestle S.A.
Telephone and Data Systems, Inc – Special
(stock dividend from Telephone and Data Systems, Inc.)

Partners Fund - PORTFOLIO OF INVESTMENTS
at September 30, 2005 (Unaudited)

Shares			Value

Common Stock 91.1%
		Automobiles 4.9%
14,240,000		General Motors Corporation	$435,886,400
		Beverages 3.7%
6,255,300		Anheuser-Busch Companies, Inc.	269,228,112
3,931,505		Diageo plc (Foreign)	56,511,051

			325,739,163

		Broadcasting and Cable 9.4%
1,668,996	*	Comcast Corporation – Class A	49,035,102
12,759,000	*	Comcast Corporation – Class A Special	367,204,020
27,641,000	*	The DIRECTV Group, Inc.	414,062,180

			830,301,302

		Construction Materials 6.7%
9,740,580		Cemex S.A. de C.V. (Foreign)	50,799,158
10,422,871		Cemex S.A. de C.V. ADS (Foreign)	545,116,153

			595,915,311

		Entertainment 10.1%
4,335,344	*	Discovery Holding Company – Class A	62,602,367
47,887,448	*	Liberty Media Corporation – Class A	385,493,956
18,465,000		The Walt Disney Corporation	445,560,450

			893,656,773

		Environmental Services 3.3%
10,161,100		Waste Management, Inc.	290,709,071
		Food 0.2%
55,000		Nestle S.A. (Foreign)	16,101,499
		Insurance Brokerage 5.3%
14,627,000		Aon Corporation	469,234,160
		Multi-Industry 6.8%
14,386,570		Vivendi Universal, S.A. (Foreign)(d)	469,582,071
4,141,900		Vivendi Universal, S.A. ADR (Foreign)	135,564,387

			605,146,458

		Natural Resources 5.4%
8,784,400		Pioneer Natural Resources Company(b)	482,439,248
		Property & Casualty Insurance 5.5%
63,701,000		The NipponKoa Insurance Company, Ltd. (Foreign)(b)	491,000,485
		Publishing 2.0%
2,973,300		Knight-Ridder, Inc.	174,473,244
		Restaurants 5.4%
9,880,000		Yum! Brands, Inc.	478,290,800

Partners Fund - PORTFOLIO OF INVESTMENTS
at September 30, 2005 (Unaudited)

Shares			Value

		Technology 12.0%
14,690,000	*	Dell Inc.	$502,398,000
19,232,035		Koninklijke (Royal) Philips Electronics N.V. (Foreign)	511,020,663
1,941,965		Koninklijke (Royal) Philips Electronics N.V. ADR (Foreign)	51,811,626

			1,065,230,289

		Telecommunications 5.2%
81,029,000	*	Level 3 Communications, Inc.(b)	187,987,280
1,553,400		Telephone and Data Systems, Inc.	60,582,600
5,643,600		Telephone and Data Systems, Inc. – Special	211,917,180

			460,487,060

		Transportation 5.2%
5,325,600		FedEx Corporation(d)	464,019,528

		Total Common Stocks (Cost $5,923,439,094)	8,078,630,791

Principal
Amount

Corporate Bonds 2.3%
	Telecommunications 2.3%
222,079,000	Level 3 Communications, Inc. 10% Convertible Senior Notes due 5-1-11 (Cost $222,079,000)(b)(c)	205,791,060
Short-Term Obligations 6.3%
260,873,000	Repurchase Agreement with State Street Bank, 3.15% due 10-3-05, Repurchase price $260,941,479 (Collateralized by U.S. government agency securities)	260,873,000
300,000,000	U.S. Treasury Bills, 3.19% – 3.34% due 10-13-05 to 10-20-05	299,587,917

	Total Short-Term Obligations	560,460,917

Total Investments (Cost $6,705,979,011)(a)	99.7%	8,844,882,768
Other Assets and Liabilities, Net	0.3	25,667,133

Net Assets	100.0%	$8,870,549,901

Net asset value per share		$32.18

*  Non-income producing security

(a)	Aggregate cost for federal income tax purposes is $6,726,787,742. Net unrealized appreciation of $2,138,903,757 consists of unrealized appreciation and depreciation of $2,502,936,874 and $(364,033,117), respectively.
(b)	Affiliated issuer as defined under Section 2(a)(3) if the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of the issuer.)
(c)	Illiquid and board valued.
(d)	All or a portion designated as collateral for forward currency contracts.

Note:	Companies designated as “Foreign” are headquartered outside the U.S. and represent 26% of net assets.

Partners Fund - PORTFOLIO OF INVESTMENTS
at September 30, 2005 (Unaudited)
OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Gain

280,491,000	Euro 12-5-05	$338,286,587	$8,049,675
71,643,000	Euro 2-27-06	86,832,983	2,755,872
23,484,000,000	Japanese Yen 12-5-05	208,428,188	14,880,168
26,331,000,000	Japanese Yen 2-27-06	236,053,229	4,478,424

		$869,600,987	$30,164,139

(Intentionally Left Blank)

International Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and Andrew McDermott
Longleaf Partners International Fund advanced 8.1% in the third quarter compared to a 10.4 % advance for the EAFE Index. For the year-to-date, the Fund has gained 9.7% compared to 9.1% for EAFE and is approaching our inflation +10% annual goal. Only four holdings declined in the quarter, and their negative impact on performance was minimal. Cemex again led all contributors as the value of its RMC acquisition became more apparent while hurricane rebuilding plans highlighted the value of its global cement franchise.
Strong international markets were led by Japan, where the Fund has its largest concentration of investments. Every one of its eight Japanese investments advanced during the quarter, and Millea and NipponKoa provided two of the Fund’s top three performances. Japan’s rise reflected the market’s partial recognition of many of the trends described in Longleaf’s Semi-Annual Report. Most notable has been the change in attitudes towards the Japanese non-life stocks that make up the largest portion of our portfolio. After nearly a decade of neglect, NipponKoa and Millea have become investment darlings because of their exposure to the Japanese stock market via their large portfolios of domestic equities. To the extent that Wall Street paid any attention to these stocks over the past decade, they cited this same exposure and the related “overcapitalization” of non-life balance sheets as reasons to avoid the non-life sector. A similar story has unfolded in the Fund’s mobile telecommunications holdings where the market’s shift from focusing on the possibility of new entrants to the reality of strong and growing cash flow generation by both companies has propelled KDDI and DoCoMo upwards. Olympus advanced partly because of a slight improvement in digital camera sales, but primarily because of the sudden enthusiasm for all things Japanese.
This affinity for Japanese stocks has been positive for performance, but negative for idea generation. Our “buy list” in Japan dried up during the quarter. Fortunately, we found one new European idea, Nestle, which we believe fits the “perma-holding” description discussed in the Shareholder Letter at the outset of this report.
We sold BIL International for $1.20 SGD/share during the quarter after its price approached our appraisal. This stock is one of two that we have held since the Fund’s inception in 1998. We roughly doubled our money during this time period, thereby generating a relatively pedestrian return of about 10% per year. However, the stock provided a number of lessons on the importance of good partners even, or perhaps especially, in mediocre businesses. BIL was a holding company with nearly forty different assets when we initiated the position. Its exposure to the airline and hotel sector combined with its financial leverage

International Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and Andrew McDermott
caused meaningful value deterioration after September 11th. The stock traded as low as $0.17 SGD and dropped off the radar screen of most analysts. Chairman and major shareholder Kwek Leng Chan patiently rebuilt the company around its best three assets while trading away the other pieces for good values under extraordinary pressure. We are grateful for his hard work and hope to partner with him again.
Performance for the year-to-date closely follows that of the most recent quarter: most names have advanced, led by Cemex and NipponKoa but also joined by Shaw Communications and Renault when the full nine months is taken into account. Only a handful of holdings have detracted from performance in 2005, but none meaningfully.
We end the quarter with less than 10% cash and with the prospect of becoming fully invested in the near future if one or two names move in our direction. The Fund’s price-to-value ratio is in the low-70%s. We appreciate your support.

International Fund - PERFORMANCE HISTORY
AVERAGE ANNUAL RETURNS
for the periods ended September 30, 2005

	International	Inflation	EAFE
	Fund	Plus 10%	Index

Year-to-Date	9.65%	11.97%	9.08%
One Year	19.23	14.69	25.79
Five Years	10.02	12.74	3.12
Since Public Offering 10/26/98	15.36	12.82	5.29
Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The EAFE Index is shown with all dividends and distributions reinvested. In 1998, the EAFE was available at month-end only; therefore, the EAFE value at October 31, 1998 was used to calculate performance since public offering. This index is unmanaged and is not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation. Current performance may be lower or higher than the performance quoted. Please call 1-800-445-9469 or view Longleaf’s website (www.longleafpartners.com) for more current performance information.

International Fund - PORTFOLIO SUMMARY
TABLE OF PORTFOLIO HOLDINGS

		Net
		Assets

Common Stock		89.2%
The NipponKoa Insurance Company, Ltd.	8.0
Cemex S.A. de C.V.	7.0
Shaw Communications Inc.	6.0
Koninklijke Philips Electronics N.V.	5.9
Fairfax Financial Holdings Limited	5.7
Vivendi Universal, S.A.	5.5
Renault S.A.	5.5
Olympus Corporation	5.2
Nestle S.A.	5.0
Willis Group Holdings Limited	4.9
Millea Holdings, Inc.	4.9
Molson Coors Brewing Company	4.9
The News Corporation	4.5
Yum! Brands, Inc.	4.2
KDDI Corporation	3.5
Ezaki Glico Co., Ltd.	3.1
NTT DoCoMo, Inc.	2.7
SKY Perfect Communications Inc.	1.5
Diageo plc	1.0
Nissin Food Products Co., Ltd.	0.2
Cash Reserves		9.7
Other Assets and Liabilities, net		1.1

		100.0%

PORTFOLIO CHANGES
January 1, 2005 through September 30, 2005

New Holdings	Eliminations

Nestle S.A.	BIL International Limited
Nissin Food Products Co., Ltd.	Gendis Inc.
Nippon Broadcasting System, Inc.
Nippon Telegraph and Telephone Corporation

International Fund - PORTFOLIO OF INVESTMENTS
at September 30, 2005 (Unaudited)

Shares		Value

Common Stock 89.2%
	Automobiles 5.5%
1,597,000	Renault S.A. (France)(c)	$151,236,150
	Beverages 5.9%
1,889,000	Diageo plc (United Kingdom)	27,152,293
2,089,600	Molson Coors Brewing Company (United States)	133,755,296

		160,907,589

	Broadcasting and Cable 12.0%
7,537,240	The News Corporation (United States)	124,364,460
7,808,900	Shaw Communications Inc. – Class B (Canada)(c)	163,752,633
52,233	SKY Perfect Communications Inc. (Japan)(c)	40,950,819

		329,067,912

	Construction Materials 7.0%
2,355,494	Cemex S.A. de C.V. (Mexico)	12,284,393
3,380,491	Cemex S.A. de C.V. ADS (Mexico)	176,799,679

		189,084,072

	Food 8.3%
9,851,000	Ezaki Glico Co., Ltd. (Japan)(b)(c)	85,909,884
469,000	Nestle S.A. (Switzerland)	137,301,869
191,000	Nissin Food Products Co., Ltd. (Japan)	4,971,855

		228,183,608

	Insurance Brokerage 4.9%
3,586,000	Willis Group Holdings Limited (United Kingdom)	134,654,300
	Medical and Photo Equipment 5.2%
6,405,000	Olympus Corporation (Japan)(c)	141,900,766
	Multi-Industry 5.5%
4,653,000	Vivendi Universal, S.A. (France)(c)	151,875,352
	Property & Casualty Insurance 18.6%
910,000	Fairfax Financial Holdings Limited (Canada)	157,655,054
8,396	Millea Holdings, Inc. (Japan)	134,608,174
28,556,000	The NipponKoa Insurance Company, Ltd. (Japan)(c)	220,106,589

		512,369,817

	Restaurants 4.2%
2,418,000	Yum! Brands, Inc. (United States)	117,055,380

International Fund - PORTFOLIO OF INVESTMENTS
at September 30, 2005 (Unaudited)

Shares		Value

	Technology 5.9%
3,044,931	Koninklijke (Royal) Philips Electronics N.V. (Netherlands)	$80,907,853
3,063,069	Koninklijke (Royal) Philips Electronics N.V. ADR (Netherlands)	81,722,681

		162,630,534

	Telecommunications 6.2%
17,163	KDDI Corporation (Japan)	96,761,099
41,647	NTT DoCoMo, Inc. (Japan)(c)	74,107,593

		170,868,692

	Total Common Stocks (Cost $1,682,054,563)	2,449,834,172

Principal
Amount

Short-Term Obligations 9.7%
105,817,000	Repurchase Agreement with State Street Bank, 3.15% due 10-3-05, Repurchase price $105,844,777 (Collateralized by U.S. government agency securities)	105,817,000
160,000,000	U.S. Treasury Bills, 3.07% – 3.35% due 10-13-05 to 10-27-05	159,731,439

Total Short-Term Obligations	265,548,439

Total Investments (Cost $1,947,603,002)(a)	98.9%	2,715,382,611
Other Assets and Liabilities, Net	1.1	30,265,706

Net Assets	100.0%	$2,745,648,317

Net asset value per share	$17.05

(a)	Also represents aggregate cost for federal income tax purposes. Net unrealized appreciation of $767,779,609 consists of unrealized appreciation and depreciation of $778,245,960 and $(10,466,351), respectively.
(b)	Affiliated issuer as defined under section 2(a)(3) of the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of the issuer.)
(c)	All or a portion designated as collateral for forward currency contracts.

Note:	Country listed in parenthesis after each company indicates location of headquarters/primary operations.

International Fund - PORTFOLIO OF INVESTMENTS
at September 30, 2005 (Unaudited)
OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Gain(Loss)

43,404,000	Canadian Dollar 12-5-05	$37,408,985	$(2,515,505)
152,200,000	Canadian Dollar 2-27-06	131,480,815	(2,765,013)
86,546,000	Euro 12-5-05	104,378,932	2,483,742
37,787,000,000	Japanese Yen 12-5-05	335,371,996	22,545,286
30,141,000,000	Japanese Yen 2-27-06	270,209,273	5,126,435

		$878,850,001	$24,874,945

COUNTRY WEIGHTINGS

	Equity	Net
	Only	Assets

Japan	32.6%	29.1%
United States	15.3	13.6
Canada	13.1	11.7
France	12.4	11.0
Mexico	7.7	7.0
Netherlands	6.7	5.9
United Kingdom	6.6	5.9
Switzerland	5.6	5.0

	100.0%	89.2

Cash, other assets and liabilities, net		10.8

		100.0%

(Intentionally Left Blank)

Small-Cap Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and John Buford
Longleaf Partners Small-Cap Fund is up 6.1% in 2005 following its 1.5% rise in the third quarter. The Russell 2000 Index has gained 3.4% for the year-to-date after its 4.7% return over the last three months. While results have outpaced the Index year-to-date, we have not met our absolute annual goal of inflation plus 10% thus far this year.
Part of the year’s slow returns can be attributed to the Fund’s large cash reserves held throughout most of 2005. The Fund began the year with almost 30% cash. The good news is that in the third quarter cash fell to single digits for the first time in two years. The better news is that we have converted the low-returning cash into a number of extremely discounted investments with a much higher return potential. We began identifying new opportunities that qualified in the second quarter. During the third quarter we added to several of those and purchased one new stock, Discovery. We own a number of entertainment-related companies across all three Longleaf Funds. Discovery has some of the most attractive characteristics among content providers as its channels carry primarily high quality and lower cost programming that is easily portable across multiple geographies. Until July Discovery was privately held with 50% of its stock owned by Liberty Media, a holding in the Partners Fund. Liberty spun its portion out in a public offering that gave us the chance to own Discovery in the Small-Cap Fund.
One of the purchases in the second quarter, Pioneer Natural Resources, has made a quick impact on returns, leading the second quarter’s gains and thereby becoming one of the largest contributors for the year. The stock rose 31% in the last three months as the company benefited from rising energy prices and very productive capital allocation. The other driver of 2005 results has been Neiman Marcus, which was purchased by private buyers in early October, affecting both the Fund’s capital gains distribution and cash balance. We will continue to look for additional qualifying investments to redeploy the proceeds, but as always, will be disciplined and patient.
Two holdings, Level 3 and Molson Coors, have hampered returns for the year, although both appreciated during the third quarter. No significant changes have occurred in our appraisal of Molson Coors since the mark-down discussed in the Semi-Annual Report. In the case of Level 3, the first quarter’s decline in the stock, not the bonds, accounts for almost all of the year’s negative impact. Hints of firmer prices in Level 3’s IP and Transport businesses have begun to show in the most recent financials. In addition, Jim Crowe and the company’s competitors have begun to see better pricing. We have not adjusted our appraisal yet, but are encouraged by the positive signs. In the third quarter Jacuzzi had the only major

Small-Cap Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and John Buford
negative impact on the Fund. The company’s president departed due to disappointing earnings driven by the Jacuzzi branded products. Rumors of a possible buyout had driven the stock up, but the upheaval delayed any “catalyst” that Wall Street anticipated, thus pushing the price down 25%. Short-term changes in sentiment create opportunity. Our appraisal of the company grew because the commercial side of the business, Zurn, had strong results. We took advantage of the new disparity between price and value and added to Small-Cap’s stake.
The purchases in the portfolio as well as growing values helped lower the price-to-value ratio to the low-70%s. This is a meaningful decline since the start of the year, and coupled with the much lower cash balance, makes the prospect for future compounding brighter.

Small-Cap Fund - PERFORMANCE HISTORY
AVERAGE ANNUAL RETURNS
for the periods ended September 30, 2005

	Small-Cap	Inflation	Russell 2000
	Fund	Plus 10%	Index

Year-to-Date	6.13%	11.97%	3.38%
One Year	18.09	14.69	17.95
Five Years	13.51	12.74	6.45
Ten Years	15.03	12.64	9.37
Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 2000 Index is shown with all dividends and distributions reinvested. This index is unmanaged and is not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation. Current performance may be lower or higher than the performance quoted. Please call 1-800-445-9469 or view Longleaf’s website (www.longleafpartners.com) for more current performance information.

Small-Cap Fund - PORTFOLIO SUMMARY
TABLE OF PORTFOLIO HOLDINGS

		Net
		Assets

Common Stock		86.0%
Shaw Communications Inc.	6.7
Discovery Holding Company	6.1
Pioneer Natural Resources Company	6.1
Fairfax Financial Holdings Limited	5.7
Everest Re Group, Ltd.	5.5
Olympus Corporation	5.0
Hasbro, Inc.	4.9
The Neiman Marcus Group, Inc.	4.9
Hilb, Rogal & Hobbs Company	4.9
Molson Coors Brewing Company	4.7
IHOP Corp.	4.5
PepsiAmericas, Inc.	4.4
Jacuzzi Brands, Inc.	4.3
Service Corporation International	4.3
Willis Group Holdings Limited	3.5
Ruddick Corporation	2.9
Level 3 Communications, Inc.	2.3
Deltic Timber Corporation	1.8
U.S.I. Holdings Corporation	1.1
Vail Resorts, Inc.	1.1
Odyssey Re Holdings Corp.	0.8
Hollinger International Inc.	0.5
Corporate Bonds		9.3
Level 3 Communications, Inc.	9.3
Cash Reserves		4.5
Other Assets and Liabilities, net		0.2

		100.0%

PORTFOLIO CHANGES
January 1, 2005 through September 30, 2005

New Holdings	Eliminations

Discovery Holding Company - Class A	Texas Industries, Inc.
Hollinger International Inc.
Olympus Corporation
Pioneer Natural Resources Company
Service Corporation International
U.S.I. Holdings Corporation
Willis Group Holdings Limited

Small-Cap Fund - PORTFOLIO OF INVESTMENTS
at September 30, 2005 (Unaudited)

Shares			Value

Common Stock 86.0%
		Beverages 9.1%
1,981,000		Molson Coors Brewing Company	$126,803,810
5,262,900		PepsiAmericas, Inc.	119,625,717

			246,429,527

		Broadcasting and Cable 6.7%
8,716,700		Shaw Communications Inc. – Class B (Foreign)(c)	182,789,199
		Entertainment 6.1%
11,502,060	*	Discovery Holding Company – Class A	166,089,746
		Funeral Services 4.3%
14,204,000		Service Corporation International	117,751,160
		Grocery – Retail 2.9%
3,394,100		Ruddick Corporation(b)	78,234,005
		Insurance Brokerage 9.5%
3,526,400		Hilb Rogal & Hobbs Company(b)	131,605,248
2,385,076	*	U.S.I. Holdings Corporation	30,982,137
2,513,000		Willis Group Holdings Limited (Foreign)(c)	94,363,150

			256,950,535

		Manufacturing 4.3%
14,609,800	*	Jacuzzi Brands, Inc.(b)	117,754,988
		Medical and Photo Equipment 5.0%
6,149,000		Olympus Corporation (Foreign)	136,229,167
		Natural Resources 7.9%
1,062,000		Deltic Timber Corporation(b)	48,905,100
3,012,200		Pioneer Natural Resources Company	165,430,024

			214,335,124

		Property & Casualty Insurance 12.0%
1,530,300		Everest Re Group, Ltd. (Foreign)	149,816,370
886,000		Fairfax Financial Holdings Limited (Foreign)	153,497,118
843,800		Odyssey Re Holdings Corp.	21,550,652

			324,864,140

		Publishing 0.5%
1,479,200		Hollinger International Inc.	14,496,160
		Real Estate 1.1%
1,020,717	*	Vail Resorts, Inc.	29,345,614
		Restaurants 4.5%
2,978,100		IHOP Corp.(b)	121,327,794
		Retail 4.9%
1,324,000		The Neiman Marcus Group, Inc. – Class B	132,174,920

Small-Cap Fund - PORTFOLIO OF INVESTMENTS
at September 30, 2005 (Unaudited)

Shares			Value

		Telecommunications 2.3%
27,197,271	*	Level 3 Communications, Inc.	$63,097,669
		Toys 4.9%
6,727,000		Hasbro, Inc.	132,185,550

		Total Common Stocks (Cost $1,826,953,751)	2,334,055,298

Principal
Amount

Corporate Bonds 9.3%
	Telecommunications 9.3%
7,600,000	Level 3 Communications, Inc., 11% Senior Notes due 3-15-08	6,574,000
224,700,000	Level 3 Communications, Inc., 9.125% Senior Notes due 5-1-08	184,254,000
105,964,000	Level 3 Communications, Inc., 6% Convertible Subordinated Notes due 9-15-09	56,028,465
10,800,000	Level 3 Communications, Inc., 6% Convertible Subordinated Notes due 3-15-10	5,602,500

	Total Corporate Bonds (Cost $244,519,586)	252,458,965

Short-Term Obligations 4.5%
72,160,000	Repurchase Agreement with State Street Bank, 3.15% due 10-3-05, Repurchase price $72,178,942 (Collateralized by U.S. government agency securities)	72,160,000
50,000,000	U.S. Treasury Bill, 3.19% due 10-20-05	49,917,139

Total Short-Term Obligations	122,077,139

Total Investments (Cost $2,193,550,476)(a)	99.8%	2,708,591,402
Other Assets and Liabilities, Net	0.2	5,152,275

Net Assets	100.0%	$2,713,743,677

Net asset value per share	$31.68

*  Non-income producing security

(a)	Also represents aggregate cost for federal income tax purposes. Net unrealized appreciation of $515,040,926 consists of unrealized appreciation and depreciation of $584,363,401 and $(69,322,475), respectively.
(b)	Affiliated issuer as defined under Section 2(a)(3) of the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of the issuer.)
(c)	All or a portion designated as collateral for forward currency contracts.

Note:	Companies designated as “Foreign” are headquartered outside the U.S. and represent 26% of net assets.

Small-Cap Fund - PORTFOLIO OF INVESTMENTS
at September 30, 2005 (Unaudited)
OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	(Loss)

45,500,000	Canadian Dollar 12-23-05	$39,236,180	$(2,224,149)
112,200,000	Canadian Dollar 2-27-06	96,926,067	(2,038,334)

		$136,162,247	$(4,262,483)

Longleaf Partners Funds
FUND INFORMATION
The following additional information may be obtained without charge, upon request, by calling 1-800-445-9469, Option 1, or on the Funds’ website at www.longleafpartners.com, or on the SEC’s website at www.sec.gov.
Proxy Voting Policies and Procedures
A description of Longleaf’s Proxy Voting Policies and Procedures is included in the Statement of Additional Information (SAI).
Proxy Voting Record
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is contained in Form N-PX.
Quarterly Portfolio Holdings
Longleaf files a complete schedule of portfolio holdings for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (please call 1-800-SEC-0330 for information on the operation of the Public Reference Room).
In addition to Form N-Q, Longleaf publishes reports for each fiscal quarter. These reports include complete schedules of portfolio holdings, as well as performance updates and letters from portfolio managers. We furnish Longleaf’s Quarterly Reports in lieu of Form N-Q to shareholders who request information about our first and third quarter portfolio holdings, and Semi-Annual and Annual Reports for requests related to the second and fourth quarters, respectively.
Fund Trustees
Additional information about Fund Trustees is included in the Statement of Additional Information (SAI).

Longleaf Partners Funds
SERVICE DIRECTORY
Contact us at www.longleafpartners.com or
(800) 445-9469

FUND INFORMATION	OPTION 1
To request a Prospectus, Statement of Additional Information (including
Longleaf’s Proxy Voting Policies and Procedures), financial report, application or other Fund information from 7:00 a.m. to 7:00 p.m. Eastern time, Monday through Friday.

DAILY FUND PRICES	OPTION 2
For automated reporting 24 hours a day, seven days a week.

ACCOUNT INFORMATION	OPTION 3
For account balance and transaction activity, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

SHAREHOLDER INQUIRIES	OPTION 0
To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.
CORRESPONDENCE

By regular mail:	By express mail or overnight courier:
Longleaf Partners Funds	Longleaf Partners Funds
P.O. Box 9694	c/o PFPC
Providence, RI 02940-9694	101 Sabin Street
Pawtucket, RI 02860
(508) 871-8800
PUBLISHED DAILY PRICE QUOTATIONS
Daily net asset value per share of each Fund is reported in mutual fund quotations tables of major newspapers in alphabetical order under the bold heading Longleaf Partners as follows:

			Transfer Agent	Closed to
Abbreviation	Symbol	Cusip	Fund Number	New Investors

Partners	LLPFX	543069108	133	7-16-04
Intl	LLINX	543069405	136	2-6-04
Sm-Cap	LLSCX	543069207	134	7-31-97